UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2015

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Market Street, Carmichaels, Pennsylvania 15320
(Address of principal executive offices, including zip code)

(724) 966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

CB Financial Services, Inc. (the “Company”) held its annual meeting of stockholders on May 20, 2015. The final voting results as to each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors for a three-year term and until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Karl G. Baily	2,227,908	41,754	450,264
Barron P. McCune, Jr.	2,226,371	51,456	450,264
Ralph J. Sommers, Jr.	2,212,037	57,625	450,264
John M. Swiatek	2,229,029	48,798	450,264

2.	The CB Financial Services, Inc. 2015 Equity Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,878,681	373,255	25,891	450,264

3.
The appointment of Baker Tilly Virchow Krause LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
2,706,864	17,007	4,220	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: May 20, 2015	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer